February 4, 1999


               SUPPLEMENT TO PROSPECTUS DATED JULY 10, 1998 FOR

               THE AMERICAN FEDERATION OF LABOR AND CONGRESS OF
               INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST


     On January 29, 1999, at a Special Meeting of the Participants of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), the Participants approved amendments to the Trust's charter. These amendments modified certain of the underwriting criteria for state and local government encouraged projects in which the Trust is authorized to invest and became effective immediately. This supplement is designed to describe the underwriting criteria now applicable to this type of project.

     The following paragraphs supersede the paragraphs within the subsection of the Prospectus entitled "(e) State and Local Government Encouraged Projects Meeting Specified Underwriting Criteria" on pages 19 and 20 of the
Prospectus:

     (e) State and Local Government Encouraged Projects Meeting Specified Underwriting Criteria. The Trust is permitted to invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, that have evidence of support by a state or local government or an agency or instrumentality thereof , provided that the total principal amount of the investments in this category outstanding from time to time may not exceed 4 percent of the value of all of the Trust's assets and that all of the following criteria are satisfied: (i) the loan-to-value ratio of the project may not exceed 60%, the "value" for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that a loan-to-value ratio of up to 75% is permitted if (A) mortgage insurance in an amount that will cover all losses down to a 60% loan-to-value level has been provided by a mortgage insurance provider rated at least "A" or better by Standard & Poor's (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) or (B) another form of guaranty or credit support of the Trust's investment which will cover all losses down to a 60% loan-to-value level and which is provided by a guarantor rated A or better by Standard & Poor's (or a comparable rating by another nationally recognized statistical rating agency, as determined by the
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Executive Committee of the Trust) at the time of acquisition by the Trust; or
(C) the project receives the benefit of low income housing tax credits pursuant to section 42 of the IRC in accordance with the standards adopted by the Executive Committee; (ii) the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under IRC Section 501(c) must make or facilitate a financial contribution in the project within guidelines adopted by the Executive Committee of the Trust, such financial contribution to be in the form of subordinate financing, an interest rate write-down, a donation of land, an award of tax credits, grants or other financial subsidy, a form of insurance or guarantee or some other similar contribution within guidelines adopted by the Executive Committee of the Trust; (iii) the development and ownership team of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines developed by the Trust; (iv) the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and (v) the minimum debt service coverage for the project must be at least 1.15, based upon projections of future income and expenses satisfactory to the Trust. There is no requirement that the obligations acquired by the Trust under this category be rated or ratable.

     The investments in this category are subject to real-estate related risks which could have a material adverse effect on the value and performance of the obligations. See "RISK FACTORS--Real Estate-Related Risks."